UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  December 22, 2005

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

390 UNION BLVD, SUITE 360 LAKEWOOD, CO 80228 (Address of Principal Executive Offices) (Zip Code)

(303) 988-5777
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On December 22, 2005, the Registrant released the press release filed herewith as Exhibit 99.1.

Item 8.01.    Other Events

On December 22, 2005, Gryphon Gold issued a press release to announce the closing of its public offering of 6,900,000 Units at Cdn$0.85 per Unit.

Item 9.01.    Financial Statements and Exhibits

Exhibits

Number	Description
99.1	Press Release dated December 22, 2005

SIGNATURES

        In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: December 22, 2005	By: /s/ Thomas Sitar
Thomas Sitar Chief Financial Officer